UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 7878

Dreyfus LifeTime Portolios, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	3/31/2011

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

LifeTime Portfolios, Inc.

Growth and Income Portfolio

SEMIANNUAL REPORT March 31, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
32	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus LifeTime Portfolios, Inc.
Growth and Income Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus LifeTime Portfolios, Inc., Growth and Income Portfolio, covering the six-month period from October 1, 2010, through March 31, 2011.

Equities fared quite well during the reporting period, but bonds generally produced mixed results during the same period. After encountering heightened market volatility in the spring and summer of 2010 stemming from a subpar U.S. economic recovery and developments in overseas markets, stocks and lower quality bonds have rallied consistently since the fall, when a new round of monetary stimulus gave investors confidence that the economy was unlikely to slip back into recession. However, U.S. government securities and other high-quality bonds lost a degree of value as investors looked forward to a less accommodative monetary policy and the possibility of rising interest rates as the economy strengthens.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 in light of new fiscal stimulus measures, an improving labor market and benign inflationary pressures. The implications of this outlook are generally positive for stocks, while bonds currently appear to be fairly valued. However, in the wake of recent gains we believe that selectivity will become a more important determinant of investment success in the stock and bond markets. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that the future may have in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through March 31, 2011, as provided by Jocelin A. Reed, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended March 31, 2011, Dreyfus LifeTime Portfolios, Growth and Income Portfolio’s Investor Class shares produced a total return of 11.02%, and Restricted Class shares returned 11.24%.1 This compares with a 7.84% total return for the fund’s customized blended benchmark for the same period.2 In addition, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) produced a 17.31% return over the reporting period.3 Improving economic conditions generally drove stock prices higher and bonds lower during the reporting period.The fund’s returns were higher than its blended benchmark, primarily due to overweighted exposure to stocks, including those of small-cap companies.

The Fund’s Investment Approach

Dreyfus LifeTime Portfolios, Growth and Income Portfolio seeks maximum total return. To pursue this goal, the fund typically invests in a mix of stocks and bonds.The fund’s neutral asset mix is 50% in stocks and 50% in bonds that are rated investment grade or the unrated equivalent as determined by Dreyfus. Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35%/65% to 65%/35%.The fund typically invests approximately 80% of its stock allocation in stocks of large-capitalization companies. The fund may invest up to 15% of its net assets in foreign securities.

When allocating assets between stocks and bonds, we assess the relative return and risk of each asset class using a proprietary computer model. When selecting large-cap stocks, we seek stocks that appear poised for above-average, long-term capital appreciation, as well as stocks that appear undervalued. The large-cap investments generally mirror the allocations of the S&P 500 Index. The small-cap and foreign equity components and the domestic and foreign bond components are typically constructed to approximate the investment characteristics of the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, the Barclays Capital Intermediate Government/Credit Index and the J.P. Morgan Non-U.S. Government Bond Index, respectively.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Improved Economic Confidence Fueled a Market Rally

The economic recovery gained traction in the fall of 2010 after a new round of quantitative easing of monetary policy relieved previous concerns. A more optimistic outlook was reinforced by subsequent improvements in employment and consumer spending, as well as by better-than-expected corporate earnings.

Later in the fall, the resolution of U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to stocks. However, the rally was interrupted in February, when political unrest in the Middle East led to sharply higher energy prices, and in March, when Japan suffered a devastating earthquake and tsunami. Still, stocks proved resilient, ending the reporting period with significant gains.

Emphasis on Stocks Bolstered Relative Performance

The fund proved well positioned to participate in the stock market’s gains through overweighted exposure to equities compared to its blended benchmark.

In addition, results in the fund’s equity portfolio were especially attractive among industry groups and companies that historically have been more sensitive to changing economic conditions.The consumer staples sector ranked as the fund’s top relative performer, where we maintained underweighted exposure to food producers adversely affected by rising agricultural commodity prices. In contrast, pharmacy chain CVS Caremark saw improved revenues from its pharmacy and general merchandise operations, and tobacco producer Philip Morris International benefited from growth in overseas markets.

The fund also fared well in the consumer discretionary sector, where ubiquitous coffee retailer Starbucks advanced as U.S. labor markets improved, and the company entered the single-serve home brewing market. Handbag maker Coach also gained value when consumers returned to luxury brands. Among financial companies, credit-rating agency Moody’s benefited from increased bond issuance and robust mergers-and-acquisitions activity, and regional bank PNC Financial reported favorable results in its asset management unit. The energy sector also contributed positively to the fund’s relative performance, as companies with strong refinery operations benefited from rising oil and gas prices.

Disappointments during the reporting period included the fund’s bond portfolio, which was undermined by rising long-term interest rates and renewed inflation concerns. We generally maintained the fund’s fixed-income positions in proportions roughly mirroring that of the overall market. In addition, among stocks, some disappointing stock selections in the information technology and health care sectors hindered relative performance.

Positioned for a More Selective Market Environment

Although headwinds remain, we expect the economic recovery to persist, and we have maintained the fund’s emphasis on stocks over bonds. However, we believe that investors are likely to become more selective, favoring companies that can grow consistently in a slow-growth economy.Therefore, we have focused primarily on stock market sectors and companies that we believe will see significant earnings growth driven by higher revenues, and we intend to maintain a passive, index-like approach to fixed-income securities.

April 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bond funds are subject generally to interest rate, credit, liquidity, prepayment and extension risk (for mortgage funds) and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments of the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that, upon redemption, portfolio shares may be worth more or less than their original cost.
2 For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus baseline percentages: Domestic Large Company Stocks — 36%; Domestic Small
Company Stocks — 9%; Foreign Stocks — 5%; Domestic Bonds — 45%; and Foreign Bonds
— 5%.The Customized Blended Index combines returns from the Standard & Poor’s 500
Composite Stock Price Index, the Russell 2000 Index, the Morgan Stanley Capital
International Europe,Australasia, Far East (Free) Index — Hedged $U.S. (MSCI EAFE), the
Barclays Capital Intermediate Government/Credit Bond Index (Barclays Capital Index) and the
J.P. Morgan Non-U.S. Government Bond Index — Hedged (J.P. Morgan Global Index) and is
weighted to the aforementioned baseline percentages and rebalanced monthly.
The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.
The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is
composed of the 3,000 largest U.S. companies based on total market capitalization.The MSCI
EAFE is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The
Barclays Capital Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10
years.The J.P. Morgan Global Index is an index that measures return on bonds from 12 world markets, hedged into U.S. dollars.
3 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus LifeTime Portfolios, Inc. Growth and Income Portfolio from October 1, 2010 to March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2011

	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$5.79	$7.47
Ending value (after expenses)	$1,112.40	$1,110.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2011

	Restricted Class Shares	Investor Class Shares
Expenses paid per $1,000†	$ 5.54	$7.14
Ending value (after expenses)	$1,019.45	$1,017.85

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Restricted Class and 1.42% for Investor
Class, multiplied by the fund’s average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2011 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—35.0%	Rate (%)	Date	Amount ($)		Value ($)
Aerospace & Defense—.1%
Boeing,
Sr. Unscd. Notes	4.88	2/15/20	55,000		58,876
Agriculture—.1%
Altria Group,
Gtd. Notes	9.25	8/6/19	45,000		58,819
Banks—3.0%
Bank of America,
Gtd. Notes	3.13	6/15/12	90,000	[a]	92,828
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	55,000		57,563
BB&T,
Sub. Notes	4.75	10/1/12	85,000		89,157
BB&T,
Sr. Unscd. Notes	6.85	4/30/19	35,000		40,663
BNP Paribas,
Gtd. Notes	5.00	1/15/21	40,000		40,451
Capital One Financial,
Sr. Unscd. Notes	7.38	5/23/14	80,000		91,889
Citigroup,
Gtd. Bonds	2.13	4/30/12	130,000		132,494
Citigroup,
Sub. Notes	5.00	9/15/14	95,000		99,277
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	135,000		144,522
Credit Suisse/New York,
Sub. Notes	6.00	2/15/18	55,000		58,498
Deutsche Bank Financial,
Bank Gtd. Notes	5.38	3/2/15	45,000		47,950
Deutsche Bank/London,
Sr. Unscd. Notes	4.88	5/20/13	80,000		85,101
Goldman Sachs Group,
Sr. Unscd. Notes	5.25	10/15/13	90,000		96,703
Goldman Sachs Group,
Sr. Unscd. Notes	5.38	3/15/20	35,000		35,599
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	50,000		54,286
JPMorgan Chase & Co.,
Gtd. Notes	3.13	12/1/11	75,000		76,433

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
JPMorgan Chase & Co.,
Sr. Unscd. Notes	4.40	7/22/20	35,000		33,886
JPMorgan Chase & Co.,
Sub. Notes	5.75	1/2/13	50,000		53,476
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	35,000		38,431
Korea Development Bank,
Sr. Unscd. Notes	8.00	1/23/14	55,000		62,813
M&T Bank,
Sr. Unscd. Bonds	5.38	5/24/12	55,000	[a]	57,436
Morgan Stanley,
Gtd. Notes	1.95	6/20/12	100,000		101,860
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	70,000		74,435
Morgan Stanley,
Sr. Unscd. Notes	5.50	1/26/20	35,000		35,213
Morgan Stanley,
Sr. Unscd. Notes	5.55	4/27/17	65,000		68,458
PNC Funding,
Bank Gtd. Notes	5.13	2/8/20	40,000		42,178
Royal Bank of Canada,
Sr. Notes	2.63	12/15/15	50,000		49,887
US Bancorp,
Sr. Unscd. Notes	2.45	7/27/15	75,000		74,225
Wachovia,
Sub. Notes	5.63	10/15/16	25,000		27,049
Wells Fargo & Co.,
Sub. Notes	5.13	9/15/16	30,000		32,022
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	50,000		54,687
WestPac Banking,
Sr. Unscd. Notes	4.88	11/19/19	40,000		41,294
					2,090,764
Building & Construction—.2%
CRH America,
Gtd. Notes	5.30	10/15/13	50,000		53,197
CRH America,
Gtd. Notes	6.00	9/30/16	65,000		70,147
					123,344

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Chemicals—.3%
Dow Chemical,
Sr. Unscd. Notes	7.60	5/15/14	115,000		132,990
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.75	3/15/19	60,000		67,163
Rohm & Haas,
Sr. Unscd. Notes	5.60	3/15/13	15,000		16,128
					216,281
Consumer Products—.1%
Kimberly-Clark,
Sr. Unscd. Notes	6.13	8/1/17	40,000		46,440
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	35,000		38,845
					85,285
Diversified Financial
Services—1.5%
American Express,
Sr. Unscd. Notes	8.13	5/20/19	55,000		68,729
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	55,000		59,336
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	30,000		35,002
Credit Suisse USA,
Bank Gtd. Notes	4.88	1/15/15	75,000	[a]	80,646
General Electric Capital,
Gtd. Notes	2.13	12/21/12	175,000		179,210
General Electric Capital,
Sr. Unscd. Notes	4.63	1/7/21	40,000		39,469
General Electric Capital,
Sr. Unscd. Notes, Ser. A	4.75	9/15/14	55,000	[a]	58,988
General Electric Capital,
Notes	5.25	10/19/12	55,000		58,349
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.00	6/15/12	70,000		74,147
HSBC Finance,
Sr. Unscd. Notes	6.38	11/27/12	55,000		59,212
Jefferies Group,
Sr. Unscd. Notes	8.50	7/15/19	25,000		29,538
John Deere Capital,
Sr. Unscd. Notes	7.00	3/15/12	80,000		84,921

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	140,000		148,127
Private Export Funding,
Gov’t Gtd. Notes	4.38	3/15/19	50,000		53,345
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	50,000		51,785
					1,080,804
Diversified Metals & Mining—.3%
Barrick Gold,
Sr. Unscd. Notes	6.95	4/1/19	30,000	[a]	35,935
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	85,000		93,824
Rio Tinto Alcan,
Sr. Unscd. Notes	5.00	6/1/15	40,000		43,322
Rio Tinto Finance USA,
Gtd. Notes	3.50	11/2/20	40,000		37,362
					210,443
Electric Utilities—.6%
Appalachian Power,
Sr. Unscd. Notes, Ser. O	5.65	8/15/12	25,000		26,364
Commonwealth Edison,
First Mortgage Bonds	5.80	3/15/18	25,000		27,658
Consumers Energy,
First Mortgage Bonds	6.70	9/15/19	45,000		53,001
Kentucky Utilities,
First Mortgage Notes	3.25	11/1/20	40,000	[b]	37,122
MidAmerican Energy,
Sr. Unscd. Notes	5.30	3/15/18	30,000		32,956
NextEra Energy Capital Holdings,
Gtd. Debs	5.63	9/1/11	35,000		35,705
NiSource Finance,
Gtd. Notes	5.25	9/15/17	35,000		37,322
Public Service of Colorado,
First Mortgage Bonds, Ser. 12	4.88	3/1/13	50,000		53,226
Southwestern Electric Power,
Sr. Unscd. Notes, Ser. E	5.55	1/15/17	25,000		26,574
Virginia Electric & Power,
Sr. Unscd. Notes	5.40	4/30/18	55,000		60,484
					390,412

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages—.5%
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	55,000		59,889
Coca-Cola Refreshments USA,
Sr. Unscd. Debs.	8.50	2/1/12	35,000		37,303
ConAgra Foods,
Sr. Unscd. Notes	6.75	9/15/11	16,000		16,431
Diageo Capital,
Gtd. Notes	5.75	10/23/17	45,000		50,512
Kraft Foods,
Unscd. Notes	5.25	10/1/13	50,000		54,311
Kraft Foods,
Sr. Unscd. Notes	5.38	2/10/20	40,000		42,304
Kraft Foods,
Sr. Unscd. Notes	6.00	2/11/13	10,000		10,825
Kroger,
Gtd. Notes	6.15	1/15/20	50,000	[a]	56,485
Pepsico,
Sr. Unscd. Notes	4.50	1/15/20	55,000		57,489
					385,549
Foreign/Governmental—2.0%
African Development Bank,
Sub. Notes	6.88	10/15/15	45,000		52,463
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	75,000		77,792
Eksportfinans,
Sr. Unscd. Notes	5.50	5/25/16	60,000		67,439
European Investment Bank,
Sr. Unsub. Bonds	1.25	2/14/14	100,000		99,453
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	75,000		84,267
Federal Republic of Brazil,
Sr. Unscd. Notes	7.88	3/7/15	35,000		41,860
Inter-American Development Bank,
Sr. Unsub. Notes	3.88	9/17/19	50,000		51,898
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	55,000	[a]	62,062
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	5.00	4/1/16	35,000		39,252

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
KFW,
Gov’t Gtd. Notes	3.50	5/16/13	145,000		152,531
KFW,
Govt. Gtd. Notes	4.88	1/17/17	65,000	[a]	72,094
Oesterreichische Kontrollbank,
Gov’t Gtd. Notes	4.50	3/9/15	40,000		43,654
Province of Manitoba Canada,
Sr. Unscd. Debs., Ser. FH	4.90	12/6/16	45,000		49,906
Province of Ontario Canada,
Sr. Unscd. Notes	1.38	1/27/14	110,000		109,785
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	30,000		30,522
Province of Quebec Canada,
Unscd. Debs.	4.88	5/5/14	45,000		49,350
Republic of Chile,
Sr. Unscd. Bonds	5.50	1/15/13	75,000		80,520
Republic of Italy,
Sr. Unscd. Notes	4.38	6/15/13	85,000		89,612
Republic of Poland,
Sr. Unscd. Bonds	5.00	10/19/15	40,000		42,378
United Mexican States,
Sr. Unscd. Notes	5.13	1/15/20	36,000		37,836
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	20,000		22,160
United Mexican States,
Sr. Unscd. Notes	6.63	3/3/15	55,000		63,250
					1,420,084
Health Care—.7%
Aetna,
Sr. Unscd. Notes	3.95	9/1/20	40,000		38,705
Astrazeneca,
Sr. Unscd. Notes	5.40	9/15/12	100,000		106,593
Baxter International,
Sr. Unscd. Notes	5.90	9/1/16	50,000		57,669
Cardinal Health,
Sr. Unscd. Bonds	4.00	6/15/15	60,000	[a]	62,020
Coventry Health Care,
Sr. Unscd. Notes	5.95	3/15/17	30,000		31,155
Johnson & Johnson,
Sr. Unscd. Notes	5.15	7/15/18	20,000		22,390

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Medtronic,
Sr. Unscd. Notes	3.00	3/15/15	65,000		66,945
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	30,000		34,626
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	30,000		33,694
Wyeth,
Gtd. Notes	5.50	2/1/14	25,000		27,587
					481,384
Manufacturing—.2%
GE Capital Trust I,
Sub. Debs.	6.38	11/15/67	55,000	[c]	56,513
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	35,000		37,306
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	40,000		43,622
					137,441
Media—.5%
CBS,
Gtd. Notes	5.75	4/15/20	45,000	[a]	47,679
Comcast,
Gtd. Notes	5.15	3/1/20	35,000	[a]	36,499
Cox Communications,
Sr. Unscd. Notes	5.45	12/15/14	45,000		49,707
News America,
Gtd. Notes	6.90	3/1/19	30,000	[a]	35,017
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	35,000		42,703
Time Warner,
Gtd. Notes	5.88	11/15/16	30,000		33,509
Walt Disney,
Sr. Unscd. Notes	4.70	12/1/12	75,000		79,708
					324,822
Municipal Bonds—.1%
Tennessee Valley Authority,
Notes	5.50	7/18/17	60,000		68,843
Office Equipment—.0%
Xerox,
Sr. Notes	5.63	12/15/19	30,000		32,295

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas—.7%
Apache Finance Canada,
Gtd. Bonds	4.38	5/15/15	50,000	53,428
BP Capital Markets,
Gtd. Notes	4.75	3/10/19	100,000	104,231
ConocoPhillips,
Gtd. Notes	5.75	2/1/19	25,000	28,341
Consolidated Natural Gas,
Sr. Unscd. Notes, Ser. A	5.00	12/1/14	40,000	43,785
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	50,000	56,856
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	30,000	31,927
Petroleos Mexicanos,
Gtd. Notes	8.00	5/3/19	30,000	36,180
Total Capital,
Gtd. Notes	4.45	6/24/20	40,000	40,912
Valero Energy,
Gtd. Notes	6.13	6/15/17	50,000	55,357
Weatherford International/Bermuda,
Gtd. Notes	9.63	3/1/19	45,000	57,395
				508,412
Pipelines—.3%
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	90,000	101,607
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.13	3/15/12	85,000	89,814
				191,421
Property & Casualty Insurance—.3%
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	45,000	47,005
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	65,000	69,278
Travelers,
Sr. Unscd. Notes	5.90	6/2/19	40,000	44,314
Willis North America,
Gtd. Notes	6.20	3/28/17	15,000	16,006
				176,603

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Real Estate—.2%
ERP Operating,
Sr. Unscd. Notes	5.13	3/15/16	75,000	80,627
HCP,
Sr. Unscd. Notes	6.00	1/30/17	30,000	32,431
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	20,000	21,496
Prologis,
Sr. Unscd. Notes	6.88	3/15/20	4,000	4,384
Regency Centers,
Gtd. Notes	5.88	6/15/17	25,000	27,432
				166,370
Retail—.3%
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	30,000	32,551
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	50,000	55,351
Lowe’s,
Sr. Unscd. Notes	6.10	9/15/17	45,000	51,494
Wal-Mart Stores,
Sr. Unscd. Notes	3.25	10/25/20	35,000	32,759
Wal-Mart Stores,
Sr. Unscd. Notes	5.80	2/15/18	30,000	34,214
				206,369
Technology—.3%
Hewlett-Packard,
Sr. Unscd. Notes	6.50	7/1/12	50,000	53,436
Intuit,
Sr. Unscd. Notes	5.75	3/15/17	35,000	38,369
Microsoft,
Sr. Unscd. Notes	3.00	10/1/20	40,000	37,213
Oracle,
Sr. Unscd. Notes	4.95	4/15/13	90,000	97,001
				226,019
Telecommunications—.7%
AT&T,
Sr. Unscd. Notes	5.10	9/15/14	75,000	82,082

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	60,000	67,442
Embarq,
Sr. Unscd. Notes	6.74	6/1/13	70,000	75,985
Qwest,
Sr. Unscd. Notes	7.50	10/1/14	51,000	58,523
Rogers Communications,
Gtd. Notes	6.80	8/15/18	30,000	35,123
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	25,000	26,415
Telefonica Emisones,
Gtd. Notes	6.42	6/20/16	40,000	44,498
Verizon Communications,
Sr. Unscd. Notes	5.50	4/1/17	25,000	27,601
Vodafone Group,
Sr. Unscd. Notes	5.38	1/30/15	40,000	44,077
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	25,000	27,658
				489,404
Transportation—.2%
Burlington North Santa Fe,
Sr. Unscd. Notes	4.70	10/1/19	40,000	41,837
Canadian Pacific,
Sr. Unscd. Notes	7.25	5/15/19	35,000	41,533
CSX,
Sr. Unscd. Notes	5.50	8/1/13	50,000	54,187
Union Pacific,
Sr. Unscd. Notes	6.50	4/15/12	12,000	12,691
				150,248
U.S. Government Agencies—3.9%
Federal Farm Credit Banks,
Bonds	3.88	10/7/13	135,000	144,179
Federal Home Loan Banks,
Bonds	1.00	3/27/13	150,000	150,499
Federal Home Loan Banks,
Bonds, Ser. 432	4.50	9/16/13	100,000	108,095
Federal Home Loan Banks,
Bonds	4.63	10/10/12	5,000	5,308

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Banks,
Bonds, Ser. VB15	5.00	12/21/15	80,000	90,188
Federal Home Loan Banks,
Bonds	5.00	11/17/17	40,000	44,927
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	40,000	45,578
Federal Home Loan Banks,
Bonds, Ser. 312	5.75	5/15/12	80,000	84,785
Federal Home Loan Mortgage Corp.,
Notes	1.75	9/10/15	75,000 [d]	73,692
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	65,000 [a,d]	67,118
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	100,000 [d]	109,466
Federal Home Loan Mortgage Corp.,
Notes	4.50	7/15/13	90,000 [d]	97,191
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	170,000 [d]	184,896
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/15	100,000 [a,d]	109,728
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	170,000 [d]	180,322
Federal Home Loan Mortgage Corp.,
Notes	5.75	1/15/12	50,000 [d]	52,168
Federal National Mortgage
Association, Sr. Unscd. Notes	1.88	4/20/12	125,000 [d]	126,967
Federal National Mortgage
Association, Notes	2.00	1/9/12	220,000 [d]	222,897
Federal National Mortgage
Association, Notes	2.38	7/28/15	175,000 [d]	176,991
Federal National Mortgage
Association, Notes	2.75	3/13/14	85,000 [d]	88,410
Federal National Mortgage
Association, Sr. Unscd. Notes	4.38	9/15/12	195,000 [d]	205,668
Federal National Mortgage
Association, Notes	4.38	3/15/13	195,000 [d]	208,395
Federal National Mortgage
Association, Notes	4.38	10/15/15	20,000 [d]	21,842

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	5.00	2/13/17	55,000 [d]	61,573
Federal National Mortgage
Association, Bonds	5.00	5/11/17	80,000 [d]	89,665
				2,750,548
U.S. Government Securities—17.9%
U.S. Treasury Bonds:
7.25%, 5/15/16			105,000	130,545
8.50%, 2/15/20			175,000[a]	247,064
8.75%, 5/15/17			165,000	222,943
8.75%, 5/15/20			120,000	172,294
8.88%, 2/15/19			215,000	304,376
9.00%, 11/15/18			245,000	347,230
9.88%, 11/15/15			220,000	296,759
11.25%, 2/15/15			65,000	88,390
U.S. Treasury Notes:
0.38%, 9/30/12			335,000	334,215
0.50%, 11/15/13			200,000	197,016
1.25%, 8/31/15			110,000[a]	106,631
1.38%, 10/15/12			320,000	323,975
1.38%, 1/15/13			185,000	187,219
1.38%, 3/15/13			225,000	227,645
1.50%, 12/31/13			285,000	287,739
1.88%, 4/30/14			410,000	417,143
2.50%, 3/31/13			435,000	450,021
2.50%, 6/30/17			100,000	98,953
2.63%, 4/30/16			350,000	356,235
2.63%, 8/15/20			415,000	389,387
2.63%, 11/15/20			250,000	233,320
2.75%, 2/15/19			275,000	268,748
3.13%, 5/15/19			285,000	285,022
3.25%, 5/31/16			150,000[a]	157,102
3.38%, 11/30/12			375,000	392,315
3.38%, 6/30/13			255,000	269,125
3.38%, 7/31/13			250,000	264,180
3.38%, 11/15/19			285,000	288,162
3.50%, 5/31/13			425,000	449,404
3.50%, 2/15/18			140,000	145,764

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
3.63%, 5/15/13	365,000	386,415
3.63%, 8/15/19	170,000	175,764
3.63%, 2/15/20	40,000	41,094
3.75%, 11/15/18	235,000	246,934
3.88%, 2/15/13	110,000	116,548
4.00%, 11/15/12	500,000	527,403
4.00%, 2/15/15	165,000	179,231
4.00%, 8/15/18	195,000[a]	208,650
4.13%, 5/15/15	125,000	136,504
4.25%, 8/15/13	345,000	371,711
4.25%, 8/15/14	325,000	355,443
4.25%, 11/15/14	695,000	761,405
4.25%, 8/15/15	290,000	318,343
4.25%, 11/15/17	140,000[a]	152,644
4.50%, 11/15/15	170,000	188,634
4.50%, 2/15/16	120,000	133,181
4.75%, 8/15/17	165,000	184,981
4.88%, 8/15/16	60,000	67,734
5.13%, 5/15/16	145,000	165,221
		12,656,762
Total Bonds and Notes
(cost $23,873,990)		24,687,602

Common Stocks—45.7%	Shares	Value ($)
Consumer Discretionary—4.4%
Autoliv	2,650	196,709
Ford Motor	19,950[e]	297,454
Macy’s	11,300	274,138
News, Cl. A	20,150	353,834
O’Reilly Automotive	3,300[e]	189,618
Starbucks	7,450	275,278
Target	8,575	428,836
Time Warner	2,600	92,820
VF	4,050	399,047

The Fund 19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Viacom, Cl. B	1,450	67,454
Washington Post, Cl. B	550[a]	240,658
Wynn Resorts	2,525	321,306
		3,137,152
Consumer Staples—5.1%
Coca-Cola	1,550	102,842
Coca-Cola Enterprises	11,950	326,235
Colgate-Palmolive	5,300	428,028
Costco Wholesale	1,100	80,652
CVS Caremark	14,700	504,504
Dr. Pepper Snapple Group	10,200	379,032
H.J. Heinz	2,450	119,609
Kroger	18,100	433,857
Philip Morris International	10,850	712,086
Procter & Gamble	1,534	94,494
Tyson Foods, Cl. A	4,025	77,240
Wal-Mart Stores	6,507	338,689
		3,597,268
Energy—5.8%
Arch Coal	6,500	234,260
Chevron	8,930	959,350
ConocoPhillips	8,950	714,747
Diamond Offshore Drilling	2,950	229,215
Exxon Mobil	9,054	761,713
Marathon Oil	6,850	365,174
Murphy Oil	850	62,407
Occidental Petroleum	3,275	342,205
Schlumberger	500	46,630
SEACOR Holdings	2,200	203,412
Valero Energy	4,075	121,517
Whiting Petroleum	1,200[e]	88,140
		4,128,770
Financial—6.1%
Aflac	7,575	399,808
Ameriprise Financial	1,050	64,134
Annaly Capital Management	13,300[f]	232,085
Bank of America	3,875	51,654

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Berkshire Hathaway, Cl. B	750[e]	62,722
Citigroup	13,750[e]	60,775
Fifth Third Bancorp	27,750	385,170
Franklin Resources	2,850	356,478
Goldman Sachs Group	1,227	194,442
JPMorgan Chase & Co.	17,817	821,364
KeyCorp	18,600	165,168
Leucadia National	8,900	334,106
Moody’s	4,300	145,813
Prudential Financial	6,200	381,796
State Street	2,750	123,585
T. Rowe Price Group	2,650	176,013
Travelers	1,050	62,454
Wells Fargo & Co.	2,550	80,835
Weyerhaeuser	10,300[f]	253,380
		4,351,782
Health Care—5.8%
Abbott Laboratories	6,450	316,372
Amgen	8,550[e]	456,997
Becton Dickinson & Co.	4,850	386,157
Biogen Idec	5,950[e]	436,670
C.R. Bard	900	89,379
Cardinal Health	5,250	215,932
Eli Lilly & Co.	13,100	460,727
Express Scripts	4,400[e]	244,684
Humana	2,975[e]	208,071
Johnson & Johnson	12,906	764,681
Merck & Co.	1,750	57,768
Pfizer	3,101	62,981
UnitedHealth Group	1,700	76,840
Zimmer Holdings	4,850[e]	293,571
		4,070,830
Industrial—4.2%
3M	3,800	355,300
CSX	950	74,670
Cummins	2,000	219,240

The Fund 21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
General Dynamics	3,200	244,992
General Electric	26,086	523,024
Oshkosh	4,600[e]	162,748
Paccar	1,875	98,156
Parker Hannifin	950	89,946
Raytheon	4,200	213,654
Textron	5,300	145,167
Timken	2,200	115,060
United Parcel Service, Cl. B	5,950	442,204
United Technologies	2,575	217,974
W.W. Grainger	500	68,840
		2,970,975
Information Technology—9.0%
Apple	2,120[e]	738,714
CA	7,900	191,022
Cisco Systems	8,729	149,702
Computer Sciences	3,050	148,626
Corning	21,050	434,261
Google, Cl. A	632[e]	370,485
Hewlett-Packard	2,000	81,940
IAC/InterActiveCorp	1,400[e]	43,246
Intel	32,950	664,602
International Business Machines	5,400	880,578
Lexmark International, Cl. A	3,300[e]	122,232
MasterCard, Cl. A	450	113,274
Microsoft	32,877	833,761
Motorola Solutions	7,564[e]	338,035
SanDisk	8,050[e]	371,025
Symantec	3,550[e]	65,817
Te Connectivity	5,300	184,546

	Common Stocks (continued)	Shares	Value ($)
	Information Technology (continued)
	Visa, Cl. A	6,000	441,720
	Vishay Intertechnology	9,200[a,e]	163,208
			6,336,794
	Materials—2.2%
	Domtar	4,250	390,065
	Ecolab	2,200	112,244
	Freeport-McMoRan Copper & Gold	9,700	538,835
	Lubrizol	1,850	247,826
	Newmont Mining	2,750	150,095
	PPG Industries	850	80,929
			1,519,994
	Telecommunication Services—1.9%
	AT&T	29,900	914,940
	Verizon Communications	11,251	433,614
			1,348,554
	Utilities—1.2%
	Consolidated Edison	1,900	96,368
	DPL	6,100	167,201
	Entergy	2,050	137,781
	Questar	13,100	228,595
	Wisconsin Energy	6,900	210,450
			840,395
	Total Common Stocks
	(cost $28,911,691)		32,302,514

		Principal
Short	-Term Investments—1.2%	Amount ($)	Value ($)
	U.S. Treasury Bills;
	0.07%, 6/16/11
	(cost $874,861)	875,000[g]	874,880

The Fund 23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—16.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,466,000)	11,466,000 [h]	11,466,000

Investment of Cash Collateral
for Securities Loaned—1.9%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $1,319,422)	1,319,422 [h]	1,319,422

Total Investments (cost $66,445,964)	100.0%	70,650,418
Cash and Receivables (Net)	.0%	484
Net Assets	100.0%	70,650,902

a Security, or portion thereof, on loan.At March 31, 2011, the value of the fund’s securities on loan was $1,823,470 and the value of the collateral held by the fund was $1,882,882, consisting of cash collateral of $1,319,422 and
U.S. Government and Agency securities valued at $563,460.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At March 31, 2011, this security had a value of $37,122 or 0.1% of net assets.
c Variable rate security—interest rate subject to periodic change.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Non-income producing security.
f Investment in real estate investment trust.
g Held by a broker as collateral for open financial futures positions.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Common Stocks	45.7	Corporate Bonds	11.1
U.S. Government & Agencies	21.8	Foreign/Governmental	2.0
Short-Term/		Municipal Bonds	.1
Money Market Investments	19.3		100.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

March 31, 2011 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 3/31/2011($)
Financial Futures Long
E-Mini MSCI EAFE	42	3,542,700	June 2011	(40,108)
Russell 2000 Mini	106	8,922,020	June 2011	231,484
Gross Unrealized Appreciation				231,484
Gross Unrealized Depreciation				(40,108)

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,823,470)—Note 2(b):
Unaffiliated issuers	53,660,542	57,864,996
Affiliated issuers	12,785,422	12,785,422
Cash		2,656
Receivable for investment securities sold		1,807,627
Dividends and interest receivable		299,095
Receivable for futures variation margin—Note 5		12,890
Receivable for shares of Common Stock subscribed		5,367
Prepaid expenses		20,265
		72,798,318
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 4(b)		69,298
Liability for securities on loan—Note 2(b)		1,319,422
Payable for investment securities purchased		594,026
Payable for shares of Common Stock redeemed		109,676
Accrued expenses		54,994
		2,147,416
Net Assets ($)		70,650,902
Composition of Net Assets ($):
Paid-in capital		70,639,982
Accumulated undistributed investment income—net		6,644
Accumulated net realized gain (loss) on investments		(4,391,554)
Accumulated net unrealized appreciation (depreciation)
on investments (including $191,376 net unrealized
appreciation on financial futures)		4,395,830
Net Assets ($)		70,650,902

Net Asset Value Per Share
Restricted Class Shares	Investor Class Shares
Net Assets ($)	8,868,213	61,782,689
Shares Outstanding	572,956	3,723,428
Net Asset Value Per Share ($)	15.48	16.59
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 2011 (Unaudited)

Investment Income ($):
Income:
Interest	409,126
Dividends:
Unaffiliated issuers	344,779
Affiliated issuers	10,448
Income from securities lending—Note 2(b)	1,239
Total Income	765,592
Expenses:
Investment advisory fee—Note 4(a)	261,075
Shareholder servicing costs—Note 4(b)	119,836
Auditing fees	24,479
Legal fees	16,406
Prospectus and shareholders’ reports	13,507
Registration fees	12,276
Custodian fees—Note 4(b)	5,668
Directors’ fees and expenses—Note 4(c)	697
Miscellaneous	27,974
Total Expenses	481,918
Less—reduction in fees due to earnings credits—Note 4(b)	(155)
Net Expenses	481,763
Investment Income—Net	283,829
Realized and Unrealized Gain (Loss) on Investments—Note 5 ($):
Net realized gain (loss) on investments	2,481,456
Net realized gain (loss) on financial futures	2,763,089
Net Realized Gain (Loss)	5,244,545
Net unrealized appreciation (depreciation) on investments	2,263,861
Net unrealized appreciation (depreciation) on financial futures	(473,656)
Net Unrealized Appreciation (Depreciation)	1,790,205
Net Realized and Unrealized Gain (Loss) on Investments	7,034,750
Net Increase in Net Assets Resulting from Operations	7,318,579
See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Operations ($):
Investment income—net	283,829	689,544
Net realized gain (loss) on investments	5,244,545	5,318,637
Net unrealized appreciation
(depreciation) on investments	1,790,205	(888,034)
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,318,579	5,120,147
Dividends to Shareholders from ($):
Investment income—net:
Restricted Class Shares	(125,184)	(160,699)
Investor Class Shares	(677,415)	(1,036,415)
Total Dividends	(802,599)	(1,197,114)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Restricted Class Shares	322,030	483,931
Investor Class Shares	1,524,126	2,769,769
Dividends reinvested:
Restricted Class Shares	124,372	160,198
Investor Class Shares	641,930	984,973
Cost of shares redeemed:
Restricted Class Shares	(253,448)	(1,004,474)
Investor Class Shares	(6,023,224)	(9,954,735)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(3,664,214)	(6,560,338)
Total Increase (Decrease) in Net Assets	2,851,766	(2,637,305)
Net Assets ($):
Beginning of Period	67,799,136	70,436,441
End of Period	70,650,902	67,799,136
Undistributed investment income—net	6,644	525,414

	Six Months Ended
	March 31, 2011	Year Ended
	(Unaudited)	September 30, 2010
Capital Share Transactions:
Restricted Class Shares
Shares sold	21,535	35,579
Shares issued for dividends reinvested	8,495	11,911
Shares redeemed	(17,024)	(73,584)
Net Increase (Decrease) in Shares Outstanding	13,006	(26,094)
Investor Class
Shares sold	94,974	187,797
Shares issued for dividends reinvested	40,861	68,306
Shares redeemed	(376,794)	(677,404)
Net Increase (Decrease) in Shares Outstanding	(240,959)	(421,301)

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2011			Year Ended September 30,
Restricted Class Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	14.13	13.36	13.36	17.18	16.60	16.11
Investment Operations:
Investment income—net[a]	.08	.18	.24	.31	.42	.36
Net realized and unrealized
gain (loss) on investments	1.50	.88	.00[b]	(2.41)	1.45	.94
Total from Investment Operations	1.58	1.06	.24	(2.10)	1.87	1.30
Distributions:
Dividends from
investment income—net	(.23)	(.29)	(.24)	(.54)	(.51)	(.81)
Dividends from net realized
gain on investments	—	—	—	(1.18)	(.78)	—
Total Distributions	(.23)	(.29)	(.24)	(1.72)	(1.29)	(.81)
Net asset value, end of period	15.48	14.13	13.36	13.36	17.18	16.60
Total Return (%)	11.24[c]	7.94	2.31	(13.38)	11.70	8.44
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10[d]	1.02	1.05	1.16	1.00	1.02
Ratio of net expenses
to average net assets	1.10[d]	1.02	1.04	1.15	1.00	1.02
Ratio of net investment income
to average net assets	1.10[d]	1.29	2.13	2.08	2.50	2.48
Portfolio Turnover Rate	34.61[c]	88.11	73.05	82.41	49.68	48.36
Net Assets, end of period
($ x 1,000)	8,868	7,911	7,832	20,647	34,102	40,856

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.

See notes to financial statements.

Six Months Ended
March 31, 2011			Year Ended September 30,
Investor Class Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	15.11	14.27	14.23	18.18	17.52	16.98
Investment Operations:
Investment income—net[a]	.06	.14	.20	.26	.39	.36
Net realized and unrealized
gain (loss) on investments	1.60	.94	.03	(2.54)	1.53	.97
Total from Investment Operations	1.66	1.08	.23	(2.28)	1.92	1.33
Distributions:
Dividends from
investment income—net	(.18)	(.24)	(.19)	(.49)	(.48)	(.79)
Dividends from net realized
gain on investments	—	—	—	(1.18)	(.78)	—
Total Distributions	(.18)	(.24)	(.19)	(1.67)	(1.26)	(.79)
Net asset value, end of period	16.59	15.11	14.27	14.23	18.18	17.52
Total Return (%)	11.02[b]	7.58	1.98	(13.65)	11.37	8.08
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.42[c]	1.36	1.41	1.54	1.34	1.32
Ratio of net expenses
to average net assets	1.42[c]	1.36	1.40	1.53	1.34	1.32
Ratio of net investment income
to average net assets	.78[c]	.96	1.59	1.62	2.18	2.13
Portfolio Turnover Rate	34.61[b]	88.11	73.05	82.41	49.68	48.36
Net Assets, end of period
($ x 1,000)	61,783	59,889	62,604	75,171	46,830	49,629

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.

See notes to financial statements.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—General:

Dreyfus Lifetime Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering one fund, the Growth and Income Portfolio (the “fund”).The fund’s investment objective is to seek maximum total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an indirect wholly owned subsidiary of BNY Mellon, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Restricted Class and Investor Class. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.

Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

Debt securities, excluding short-term investments (other than U.S. Treasury Bills) and financial futures, are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the fund’s securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Directors. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-

term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	7,791,365	—	7,791,365
Equity Securities—
Domestic†	32,105,805	—	—	32,105,805
Equity Securities—
Foreign†	196,709	—	—	196,709
Foreign Government	—	1,420,084	—	1,420,084
Municipal Bonds	—	68,843	—	68,843
Mutual Funds	12,785,422	—	—	12,785,422
U.S. Government
Agencies/
Mortgage-Backed	—	2,750,548	—	2,750,548
U.S. Treasury	—	13,531,642	—	13,531,642
Other Financial
Instruments:
Futures††	231,484	—	—	231,484
Liabilities ($)
Other Financial
Instruments:
Futures††	(40,108)	—	—	(40,108)

† See Statement of Investments for additional detailed categorizations.
Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at March 31, 2011.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended March 31, 2011,The Bank of NewYork Mellon earned $531 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2011 were as follows:

Affiliated
Investment	Value				Value	Net
Company	9/30/2010	($)	Purchases ($)	Sales	($) 3/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	10,445,000		9,329,000		8,308,000 11,466,000	16.2
Dreyfus
Institutional
Cash
Advantage
Fund	425,040		9,331,499		8,437,117 1,319,422	1.9
Total	10,870,040		18,660,499		16,745,117 12,785,422	18.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $8,550,717 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $413,585 of the carryover expires in fiscal 2015, $7,033,450 expires in fiscal 2017 and $1,103,682 expires in fiscal 2018. Based on certain provisions in the Code, some of these losses acquired from the fund’s merger with Dreyfus Founders Balanced Fund are subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2010 was as follows: ordinary income $1,197,114. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 3—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2011, the fund did not borrow under the Facilities.

NOTE 4—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, Dreyfus has agreed to pay Mellon Capital a monthly sub-advisory fee for the fund, computed at the following annual rates:

Annual Fee as a Percentage of
Total Fund Net Assets	Average Daily Net Assets of the Fund
$0 up to $600 million	.28%
$600 million up to $1.2 billion	.18%
$1.2 billion up to $1.8 billion	.13%
In excess of $1.8 billion	.08%

(b) Under the Shareholder Services Plan, the fund pays the Distributor, at an annual rate of .25% of the value of the average daily net assets of the fund’s Investor Class shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2011, the fund’s Investor Class was charged $76,516 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2011, the fund was charged $19,900 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended March 31, 2011, the fund was charged $2,356 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $155.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2011, the fund was charged $5,668 pursuant to the custody agreement.

During the period ended March 31, 2011, the fund was charged $3,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $44,606, shareholder services plan fees $13,015, custodian fees $6,001, chief compliance officer fees $1,957 and transfer agency per account fees $3,719.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 5—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended March 31, 2011, amounted to $19,928,844 and $23,857,208, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.The

The Fund 41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at March 31, 2011 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2011:

Average Market Value ($)
Equity futures contracts	11,463,275

At March 31, 2011, accumulated net unrealized appreciation on investments was $4,204,454, consisting of $5,024,972 gross unrealized appreciation and $820,518 gross unrealized depreciation.

At March 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus LifeTime Portfolios, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	May 24, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)